                        UNITED STATES BANKRUPTCY COURT
                        NORTHERN DISTRICT OF CALIFORNIA

In re: NorthPoint Communications, Inc.,            Case No.     01-30126 TC
                                                              ---------------
       a Delaware corporation

                                                   CHAPTER 11
                                                   MONTHLY OPERATING REPORT
-------------------------------------------        (GENERAL BUSINESS CASE)

                          SUMMARY OF FINANCIAL STATUS

       MONTH ENDED:    Feb-01                     PETITION DATE:  01/16/01
                     ----------                                  ----------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
       Dollars reported in  $1
                            --

                                                                          End of Current        End of Prior       As of Petition
2.     Asset and Liability Structure                                         Month                Month               Filing
                                                                             -----                -----               ------
       a.  Current Assets                                                 $ 54,521,051        $ 65,085,339
                                                                          ---------------     --------------
       b.  Total Assets                                                   $489,947,216        $509,522,226        $524,071,022
                                                                          ---------------     --------------      ---------------
       c.  Current Liabilities                                            $ 15,278,075        $  7,033,447
                                                                          ---------------     --------------
       d.  Total Liabilities                                              $646,518,484        $631,593,810        $621,758,467
                                                                          ---------------     --------------      ---------------
                                                                                                                     Cumulative
3.     Statement of Cash Receipts & Disbursements for Month               Current Month        Prior Month       (Case to Date)
                                                                          -------------        -----------        ----------------
       a.  Total Receipts                                                 $ 17,816,760        $  5,434,963         $ 23,251,723
                                                                          ---------------     --------------      -----------------
       b.  Total Disbursements                                            $ 29,466,565        $ 17,405,846         $ 46,872,411
                                                                          ---------------     --------------      -----------------
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)     ($11,649,805)       ($11,970,883)        ($23,620,688)
                                                                          ---------------     --------------      -----------------
       d.  Cash Balance Beginning of Month                                $ 19,889,976         $31,860,859         $ 31,860,859
                                                                          ---------------     --------------      -----------------
       e.  Cash Balance End of Month (c + d)                              $  8,240,171         $19,889,976         $  8,240,171
                                                                          ---------------     --------------      -----------------
                                                                                                                     Cumulative
                                                                          Current Month        Prior Month         (Case to Date)
                                                                          ---------------     --------------      ------------------
4.     Profit/(Loss) from the Statement of Operations                     ($35,633,969)       ($18,710,728)        ($54,344,697)
                                                                          ---------------     --------------      ------------------
5.     Account Receivables (Pre and Post Petition)                        $ 23,504,909        $ 23,084,526
                                                                          ---------------     --------------
6.     Post-Petition Liabilities                                          $ 15,278,075        $  7,033,447
                                                                          ---------------     --------------
7.     Past Due Post-Petition Account Payables (over 30 days)             $          0        $          0
                                                                         ----------------     --------------

At the end of this reporting month:                                                        Yes                      No
                                                                                           ---                      --

8.     Have any payments been made on pre-petition debt, other than payments in             X
                                                                                        ---------                ________
       the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
                                                                                                                    X
9.     Have any payments been made to professionals?  (if yes, attach listing including _________               ---------
       date of payment, amount of payment and name of payee)                                X
                                                                                        ---------                ________
10.    If the answer is yes to 8 or 9, were all such payments approved by the court?        X
                                                                                        ---------                ________
11.    Have any payments been made to officers, insiders, shareholders,                     X
       relatives?  (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12.    Is the estate insured for replacement cost of assets and for general liability?      X
                                                                                        ---------                ________
13.    Are a plan and disclosure statement on file?                                                                 X
                                                                                        _________                --------
14.    Was there any post-petition borrowing during this reporting period?                                          X
                                                                                                                 --------

15.    Check if paid: Post-petition taxes  X ;  U.S. Trustee Quarterly Fees  N/A;  Check if filing is current for: Post-petition
                                          ---                                ---
       tax reporting and tax returns:     ___.
       (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: ________________________                          __________________________________________________
                                                         Responsible Individual

                            STATEMENT OF OPERATIONS
                            (General Business Case)
                        For the Month Ended   02/28/01
                                             ----------

                 Current Month
------------------------------------------------
                                                                                                        Cumulative      Next Month
    Actual          Forecast         Variance                                                         (Case to Date)     Forecast
    ------          --------         --------                                                         --------------     --------
                                                      Revenues:
    $ 9,036,737                       $9,036,737    1   Gross Sales                                      $13,573,833
---------------   -------------   --------------                                                      --------------   -------------
                                      $        0    2   less: Sales Returns & Allowances
---------------   -------------   --------------                                                      --------------   -------------
    $ 9,036,737              $0       $9,036,737    3   Net Sales                                        $13,573,833              $0
---------------   -------------   --------------                                                      --------------   -------------
    $   929,949                        ($929,949)   4   less: Cost of Goods Sold (Schedule 'B')          $ 1,526,598
---------------   -------------   --------------                                                      --------------   -------------
    $ 8,106,788              $0       $8,106,788    5   Gross Profit                                     $12,047,235              $0
---------------   -------------   --------------                                                      --------------   -------------
    $    48,847                       $   48,847    6   Interest                                         $    66,108
---------------   -------------   --------------                                                      --------------   -------------
                                      $        0    7   Other Income:
---------------   -------------   --------------                     -------------------------------- --------------   -------------
                                      $        0    8
---------------   -------------   --------------        --------------------------------------------- --------------   -------------
                                      $        0    9
---------------   -------------   --------------        --------------------------------------------- --------------   -------------

    $ 8,155,635              $0       $8,155,635   10       Total Revenues                               $12,113,343              $0
---------------   -------------   --------------                                                      --------------   -------------

                                                      Expenses:
    $   146,667                        ($146,667)  11   Compensation to Owner(s)/Officer(s)              $   329,583
---------------   -------------   --------------                                                      --------------   -------------
    $ 5,553,262                      ($5,553,262)  12   Salaries                                         $ 8,372,920
---------------   -------------   --------------                                                      --------------   -------------
       ($41,091)                      $   41,091   13   Commissions                                      $    55,683
---------------   -------------   --------------                                                      --------------   -------------
    $ 1,737,265                      ($1,737,265)  14   Contract Labor                                   $ 2,516,393
---------------   -------------   --------------                                                      --------------   -------------
                                                        Rent/Lease:
    $    69,671                         ($69,671)  15       Personal Property                            $    83,854
---------------   -------------   --------------                                                      --------------   -------------
    $   325,408                        ($325,408)  16       Real Property                                $   782,485
---------------   -------------   --------------                                                      --------------   -------------
    $    98,704                         ($98,704)  17   Insurance                                        $   145,664
---------------   -------------   --------------                                                      --------------   -------------
                                      $        0   18   Management Fees                                  $         0
---------------   -------------   --------------                                                      --------------   -------------
    $ 9,556,166                      ($9,556,166)  19   Depreciation                                     $14,349,307
---------------   -------------   --------------                                                      --------------   -------------
                                                        Taxes:
    $   478,902                        ($478,902)  20       Employer Payroll Taxes                       $   783,965
---------------   -------------   --------------                                                      --------------   -------------
                                      $        0   21       Real Property Taxes                          $         0
---------------   -------------   --------------                                                      --------------   -------------
                                      $        0   22       Other Taxes                                  $         0
---------------   -------------   --------------                                                      --------------   -------------
    $    51,474                         ($51,474)  23   Other Selling                                    $    89,564
---------------   -------------   --------------                                                      --------------   -------------
    $ 1,177,727                      ($1,177,727)  24   Other Administrative                             $ 1,970,791
---------------   -------------   --------------                                                      --------------   -------------
    $ 4,868,845                      ($4,868,845)  25   Interest                                         $ 7,532,569
---------------   -------------   --------------                                                      --------------   -------------
    $   732,775                        ($732,775)  26   Other Expenses:                                  $ 1,053,915
---------------   -------------   --------------                        ----------------------------- --------------   -------------
    $15,575,115                     ($15,575,115)  27 Monthly Network Expenses (non-inventory)           $23,394,255
---------------   -------------   --------------      ----------------------------------------------- --------------   -------------
    $   666,667                        ($666,667)  28 Reserve for Doubtful Accounts                      $   989,248
---------------   -------------   --------------      ----------------------------------------------- --------------   -------------
    $   802,897                        ($802,897)  29 Legal Fees                                         $ 1,314,836
---------------   -------------   --------------      ----------------------------------------------- --------------   -------------
    $   213,114                        ($213,114)  30 Amortization of Deferred Stock Compensation        $   416,972
---------------   -------------   --------------      ----------------------------------------------- --------------   -------------
    $ 1,362,901                      ($1,362,901)  31 Net loss on sale of assets and investments         $ 1,362,901
---------------   -------------   --------------      ----------------------------------------------- --------------   -------------
                                      $        0   32
---------------   -------------   --------------      ----------------------------------------------- --------------   -------------
                                      $        0   33
---------------   -------------   --------------      ----------------------------------------------- --------------   -------------
                                      $        0   34
---------------   -------------   --------------      ----------------------------------------------- --------------   -------------

    $43,376,469              $0     ($43,376,469)  35       Total Expenses                               $65,544,905              $0
---------------   -------------   --------------                                                      --------------   -------------
   ($35,220,834)             $0     ($35,220,834)  36 Subtotal                                          ($53,431,562)             $0
---------------   -------------   --------------                                                      --------------   -------------

                                                      Reorganization Items:
   ($   413,135)                      $  413,135   37   Professional Fees                                  ($913,135)
---------------   -------------   --------------                                                      --------------   -------------
                                      $        0   38   Provisions for Rejected Executory Contracts
---------------   -------------   --------------                                                      --------------   -------------
                                      $        0   39   Interest Earned on Accumulated Cash from
---------------   -------------   --------------                                                      --------------   -------------
                                                        Resulting Chp 11 Case
             $0                       $        0   40   Gain or (Loss) from Sale of Equipment            $         0
---------------   -------------   --------------                                                      --------------   -------------
                                      $        0   41   U.S. Trustee Quarterly Fees
---------------   -------------   --------------                                                      --------------   -------------
                                      $        0
---------------   -------------   --------------   42 ----------------------------------------------- --------------   -------------

   ($   413,135)             $0       $( 413,135)  43        Total Reorganization Items                    ($913,135)             $0
---------------   -------------   --------------                                                      --------------   -------------
   ($35,633,969)             $0     ($35,633,969)  44  Net Profit (Loss) Before Federal & State Taxes   ($54,344,697)             $0
---------------   -------------   --------------                                                      --------------   -------------
                                      $        0   45   Federal & State Income Taxes
---------------   -------------   --------------                                                      --------------   -------------

   ($35,633,969)             $0     ($35,633,969)  46 Net Profit (Loss)                                 ($54,344,697)             $0
===============   =============   ==============                                                      ==============   =============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                 BALANCE SHEET
                            (General Business Case)
                         For the Month Ended 02/28/01

          Assets
                                                                                     From Schedules        Market Value
                                                                                     --------------        ------------
               Current Assets

      1             Cash and cash equivalents - unrestricted                                                 $  5,869,771
                                                                                                           --------------
      2             Cash and cash equivalents - restricted                                                   $  2,370,400
                                                                                                           --------------
      3             Accounts receivable (net)                                               A                $ 23,504,909
                                                                                                           --------------
      4             Inventory                                                               B                $  3,455,640
                                                                                                           --------------
      5             Prepaid expenses                                                                         $ 19,320,331
                                                                                                           --------------
      6             Professional retainers                                                                   $          0
                                                                                                           --------------
      7             Other:
                          -------------------------------------------------------                          --------------
      8
                    -------------------------------------------------------------                          --------------


      9                     Total Current Assets                                                             $ 54,521,051
                                                                                                           --------------

               Property and Equipment (Market Value)

     10             Real property                                                           C                $          0
                                                                                                           --------------
     11             Machinery and equipment                                                 D                $217,482,044
                                                                                                           --------------
     12             Furniture and fixtures                                                  D                $  3,429,652
                                                                                                           --------------
     13             Office equipment                                                        D                $ 28,332,603
                                                                                                           --------------
     14             Leasehold improvements                                                  D                $ 12,494,873
                                                                                                           --------------
     15             Vehicles                                                                D                $          0
                                                                                                           --------------
     16             Other:                                                                  D
                           ------------------------------------------------------                          --------------
     17             Collocation Space and Improvements                                      D                $ 90,737,101
                    -------------------------------------------------------------                          --------------
     18             Software                                                                D                $ 64,346,046
                    -------------------------------------------------------------                          --------------
     19             Capital Lease Assets                                                    D                $  5,998,229
                    -------------------------------------------------------------                          --------------
     20             Work-In-Process                                                         D                $ 11,834,686
                    -------------------------------------------------------------                          --------------

     21                     Total Property and Equipment                                                     $434,655,234
                                                                                                           --------------
               Other Assets

     22             Loans to shareholders
                                                                                                           --------------
     23             Loans to affiliates
                                                                                                           --------------
     24             Investments                                                                              $          0
                    -------------------------------------------------------------                          --------------
     25             Deposits                                                                                 $    770,931
                    -------------------------------------------------------------                          --------------
     26
                    -------------------------------------------------------------                          --------------
     27
                    -------------------------------------------------------------                          --------------
     28                     Total Other Assets                                                               $    770,931
                                                                                                           --------------
     29                     Total Assets                                                                     $489,947,216
                                                                                                           ==============

          NOTE:
                    Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                            Liabilities and Equity
                            (General Business Case)

          Liabilities From Schedules

               Post-Petition

                    Current Liabilities
     30                     Salaries and wages                                                                        $5,000
                                                                                                               -------------
     31                     Payroll taxes
                                                                                                               -------------
     32                     Real and personal property taxes
                                                                                                               -------------
     33                     Income taxes
                                                                                                               -------------
     34                     Sales taxes
                                                                                                               -------------
     35                     Notes payable (short term)
                                                                                                               -------------
     36                     Accounts payable (trade)                                        A                     $2,592,742
                                                                                                               -------------
     37                     Real property lease arrearage
                                                                                                               -------------
     38                     Personal property lease arrearage
                                                                                                               -------------
     39                     Accrued professional fees
                                                                                                               -------------
     40                     Current portion of long-term post-petition debt (due within 12 months)                $5,800,000
                                                                                                               -------------
     41                     Other:________________________________________
                                                                                                               -------------
     42                     Accrued interest                                                                      $6,880,333
                                                                                                               -------------
     43                     ______________________________________________
                            ______________________________________________

     44                     Total Current Liabilities                                                            $15,278,075
                                                                                                               -------------
     45             Long-Term Post-Petition Debt, Net of Current Portion
                                                                                                               -------------
     46                     Total Post-Petition Liabilities                                                      $15,278,075
                                                                                                               -------------
               Pre-Petition Liabilities (allowed amount)

     47                     Secured claims                                                  F                    $90,519,924
                                                                                                               -------------
     48                     Priority unsecured claims                                       F                     $2,959,312
                                                                                                               -------------
     49                     General unsecured claims                                        F                   $537,761,173
                                                                                                               -------------
     50                     Total Pre-Petition Liabilities                                                      $631,240,409
                                                                                                               -------------
     51                     Total Liabilities                                                                   $646,518,484
                                                                                                               -------------
          Equity (Deficit)

     52             Retained Earnings/(Deficit) at time of filing                                              ($788,371,758)
                                                                                                               -------------
     53             Capital Stock                                                                                   $134,524
                                                                                                               -------------
     54             Additional paid-in capital                                                                  $688,476,498
                                                                                                               -------------
     55             Cumulative profit/(loss) since filing of case                                               ($54,344,697)
                                                                                                               -------------
                                                                                                               -------------
     56             Post-petition contributions/(distributions) or (draws)

     57             Warrants, Def. Comp. and Other Comprehensive Income and Debt Disc.                           ($2,465,835)
                              --------------------------------------------------                               -------------
     58             Market value adjustment
                                                                                                               -------------
     59                     Total Equity (Deficit)                                                             ($156,571,268)
                                                                                                               -------------
     60   Total Liabilities and Equity (Deficit)                                                               $ 489,947,216
                                                                                                               =============

                        SCHEDULES TO THE BALANCE SHEET
                           (General Business Case)


                              Schedule A Accounts

                         Receivable and (Net) Payable

Receivables and Payables Agings                               Accounts Receivable       Accounts Payable              Past Due
                                                            [Pre and Post Petition]     [Post Petition]          Post Petition Debt
                                                             ---------------------       -------------           ------------------
     0 -30 Days                                                          $14,560,849         $2,592,742
                                                             -----------------------    ---------------
     31-60 Days                                                           $9,682,184
                                                             -----------------------    ---------------
     61-90 Days                                                           $9,428,365                                             $0
                                                             -----------------------    ---------------          ------------------
     91+ Days                                                            $21,626,636
                                                             -----------------------    ---------------
     Total accounts receivable/payable                                   $55,298,034         $2,592,742
                                                             -----------------------    ===============
     Allowance for doubtful accounts                                     $31,793,125
                                                             -----------------------
     Accounts receivable (net)                                           $23,504,909
                                                             =======================


                                  Schedule B
                         Inventory/Cost of Goods Sold


Types and Amount of Inventory(ies)                                       Cost of Goods Sold
----------------------------------                                       ------------------
                                          Inventory(ies)
                                            Balance at
                                           End of Month                  Inventory Beginning of Month                    $3,817,692
                                           ------------                                                          ------------------
                                                                         Add -
     Retail/Restaurants -                                                 Net purchase                                     $567,897
                                                                                                                 ------------------
       Product for resale              ----------------------             Direct labor                           ------------------
                                                                          Manufacturing overhead
     Distribution -                                                       Freight in                             ------------------
       Products for resale                         $3,455,640             Other:                                 ------------------
                                       ----------------------
                                                                         --------------------------              ------------------
     Manufacturer -
                                                                         --------------------------              ------------------
       Raw Materials                   ----------------------

       Work-in-progress                ----------------------            Less -
       Finished goods                  ----------------------            Inventory End of Month                          $3,455,640
                                                                                                                 ------------------
                                                                          Shrinkage                              ------------------
                                                                          Personal Use                           ------------------
     Other - Explain                   ----------------------
                                                                         Cost of Goods Sold                                $929,949
     ---------------------------------                                                                           ==================
     ---------------------------------
         TOTAL                                     $3,455,640
                                       ======================

     Method of Inventory Control                                         Inventory Valuation Methods
     Do you have a functioning perpetual inventory system?               Indicate by a checkmark method of inventory used.
                Yes ______    No    X
                                  -----
     How often do you take a complete physical inventory?                Valuation methods -
                                                                          FIFO cost                                X
       Weekly           _____                                             LIFO cost                               ---
       Monthly          _____                                             Lower of cost or market                 ___
       Quarterly        _____                                             Retail method                           ___
       Semi-annually    _____                                             Other                                   ___
       Annually           X                                                Explain                                ___
                        -----
Date of last physical inventory was                   12/31/00 0:00
                                       ----------------------------      __________________________________________________________
                                                                         __________________________________________________________
Date of next physical inventory is                    12/31/01 0:00      __________________________________________________________
                                       ----------------------------

                                  Schedule C
                                 Real Property

Description                                                       Cost               Market Value
                                                                  ----               ------------
       ------------------------------------------             ------------        -------------------
       ------------------------------------------             ------------        -------------------
       ------------------------------------------             ------------        -------------------
       ------------------------------------------             ------------        -------------------
       ------------------------------------------             ------------        -------------------
       ------------------------------------------             ------------        -------------------
       Total                                                            $0                         $0
                                                              ============        ===================


                                  Schedule D
                           Other Depreciable Assets

Description                                                      Cost                   Market Value
                                                                 ----                   ------------
Machinery & Equipment -
       Network Equipment                                      $276,372,829                 $217,482,044
       ------------------------------------------             ------------           ------------------
       ------------------------------------------             ------------           ------------------
       ------------------------------------------             ------------           ------------------
       ------------------------------------------             ------------           ------------------
       Total                                                  $276,372,829                 $217,482,044
                                                              ============           ==================

Furniture & Fixtures -
       Furniture & Fixtures                                     $5,237,330                   $3,429,652
       ------------------------------------------             ------------        ---------------------
       ------------------------------------------             ------------        ---------------------
       ------------------------------------------             ------------        ---------------------
       ------------------------------------------             ------------        ---------------------
       Total                                                    $5,237,330                   $3,429,652
                                                              ============        =====================

Office Equipment -
       Office Equipment                                         $4,574,042                   $3,233,858
       ------------------------------------------             ------------        ---------------------
       Computers                                               $31,234,353                  $25,098,745
       ------------------------------------------             ------------        ---------------------
       ------------------------------------------             ------------        ---------------------
       Total                                                   $35,808,395                  $28,332,603
                                                              ============        =====================

Leasehold Improvements -
       Leasehold Improvements                                  $14,772,038                  $12,494,873
       ------------------------------------------             ------------        ---------------------
       ------------------------------------------             ------------        ---------------------
       ------------------------------------------             ------------        ---------------------
       ------------------------------------------             ------------        ---------------------
       Total                                                   $14,772,038                  $12,494,873
                                                              ============        =====================

Vehicles -

       ------------------------------------------             ------------        ---------------------
       ------------------------------------------             ------------        ---------------------
       ------------------------------------------             ------------        ---------------------
       ------------------------------------------             ------------        ---------------------
       Total                                                            $0                           $0
                                                              ============        =====================

                                  Schedule E
                         Aging of Post-Petition Taxes
                  (As of End of the Current Reporting Period)

Taxes Payable                                  0-30 Days         31-60 Days       61-90 Days      91+ Days           Total
                                               ---------         ----------       ----------      --------           -----
Federal
       Income Tax Withholding                                                                                                $0
                                            ----------------- ----------------- --------------- --------------   ---------------
       FICA - Employee                                                                                                       $0
                                            ----------------- ----------------- --------------- --------------   ---------------
       FICA - Employer                                                                                                       $0
                                            ----------------- ----------------- --------------- --------------   ---------------
       Unemployment (FUTA)                                                                                                   $0
                                            ----------------- ----------------- --------------- --------------   ---------------
       Income                                                                                                                $0
                                            ----------------- ----------------- --------------- --------------   ---------------
       Other (Attach List)                                                                                                   $0
                                            ----------------- ----------------- --------------- --------------   ---------------
Total Federal Taxes                                       $0                $0              $0             $0                $0
                                            ----------------- ----------------- --------------- --------------   ---------------
State and Local
       Income Tax Withholding                                                                                                $0
                                            ----------------- ----------------- --------------- --------------   ---------------
       Unemployment (UT)                                                                                                     $0
                                            ----------------- ----------------- --------------- --------------   ---------------
       Disability Insurance (DI)                                                                                             $0
                                            ----------------- ----------------- --------------- --------------   ---------------
       Empl. Training Tax (ETT)                                                                                              $0
                                            ----------------- ----------------- --------------- --------------   ---------------
       Sales                                                                                                                 $0
                                            ----------------- ----------------- --------------- --------------   ---------------
       Excise                                                                                                                $0
                                            ----------------- ----------------- --------------- --------------   ---------------
       Real property                                                                                                         $0
                                            ----------------- ----------------- --------------- --------------   ---------------
       Personal property                                                                                                     $0
                                            ----------------- ----------------- --------------- --------------   ---------------
       Income                                                                                                                $0
                                            ----------------- ----------------- --------------- --------------   ---------------
       Other (Attach List)                                                                                                   $0
                                            ----------------- ----------------- --------------- --------------   ---------------
Total State & Local Taxes                                 $0                $0              $0             $0                $0
                                            ----------------- ----------------- --------------- --------------   ---------------
Total Taxes                                               $0                $0              $0             $0                $0
                                            ================= ================= =============== ==============   ===============

                                  Schedule F
                           Pre-Petition Liabilities

List Total Claims For Each Classification -                                          Amount          Amount (b)
-------------------------------------------                                          ------         -----------
       Secured claims (a)                                                       $   90,519,924     $   90,519,924
                                                                                --------------     --------------
       Priority claims other than taxes                                         $    2,931,519     $    2,931,519
                                                                                --------------     --------------
       Priority tax claims                                                      $       27,793     $       27,793
                                                                                --------------     --------------
       General unsecured claims                                                 $  537,761,173     $  537,761,173
                                                                                --------------     --------------

       (a)      List total amount of claims even it under secured.
       (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                  Schedule G
                           Rental Income Information
                   Not applicable to General Business Cases

                                  Schedule H
                 Recapitulation of Funds Held at End of Month

                                               Account 1         Account 2        Account 3       Account 4
                                               ---------         ---------        ---------       ---------
Bank                                        Union Bank        Silicon Valley    Highmark Capital  Union Bank
                                            ----------------  ----------------  ----------------  ------------
Account Type                                Checking          Checking & CD's   Investment        Checking
                                            ----------------  ----------------  ----------------  ------------
Account No.                                        700496236  Various CD's      NorthPoint Comm     4570000344
                                            ----------------  ----------------  ----------------  ------------
Account Purpose                             Main accts.       CD's for LC's     Investment        Payroll
                                            ----------------  ----------------  ----------------  ------------
Balance, End of Month                             $5,248,677        $2,132,286           $17,624      $841,584
                                            ----------------  ----------------  ----------------  ------------
Total Funds on Hand for all Accounts              $8,240,171
                                            ================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                 STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
               Increase/(Decrease) in Cash and Cash Equivalents
                        For the Month Ended    02/28/01
                                ---------------

                                                                                          Actual               Cumulative
                                                                                       Current Month         (Case to Date)
                                                                                       -------------         --------------
     Cash Receipts
1          Rent/Leases Collected
                                                                                       --------------        -------------
2          Cash Received from Sales                                                       $ 7,609,104          $11,427,174
                                                                                       --------------        -------------
3          Interest Received                                                                  $48,771              $85,503
                                                                                       --------------        -------------
4          Borrowings                                                                     $ 5,800,000          $ 5,800,000
                                                                                       --------------        -------------
5          Funds from Shareholders, Partners, or Other Insiders
                                                                                       --------------        -------------
6          Capital Contributions                                                                 $622                 $622
                                                                                       --------------        -------------
7          Prepayment return                                                                 $641,990           $2,214,663
           --------------------------------------------------------------              --------------        -------------
8          Other                                                                              $67,525              $75,013
           --------------------------------------------------------------              --------------        -------------
9          Sale of Investment                                                              $3,648,748           $3,648,748
           --------------------------------------------------------------              --------------        -------------
10
           --------------------------------------------------------------              --------------        -------------
11
           --------------------------------------------------------------              --------------        -------------

12               Total Cash Receipts                                                      $17,816,760          $23,251,723
                                                                                       --------------        -------------

     Cash Disbursements
13         Payments for Inventory                                                            $176,000             $539,230
                                                                                       --------------        -------------
14         Selling
                                                                                       --------------        -------------
15         Administrative                                                                  $1,866,439           $2,717,359
                                                                                       --------------        -------------
16         Capital Expenditures                                                              $253,844             $255,589
                                                                                       --------------        -------------
17         Principal Payments on Debt
                                                                                       --------------        -------------
18         Interest Paid                                                                     $250,000           $1,484,535
                                                                                       --------------        -------------
           Rent/Lease:
19               Personal Property
                                                                                       --------------        -------------
20               Real Property                                                               $420,956             $850,232
                                                                                       --------------        -------------
           Amount Paid to Owner(s)/Officer(s)
21               Salaries                                                                    $146,667             $209,584
                                                                                       --------------        -------------
22               Draws
                                                                                       --------------        -------------
23               Commissions/Royalties
                                                                                       --------------        -------------
24               Expense Reimbursements                                                      $107,891             $108,191
                                                                                       --------------        -------------
25               Other
                                                                                       --------------        -------------
26         Salaries/Commissions (less employee withholding)                                $3,756,581           $8,589,149
                                                                                       --------------        -------------
27         Management Fees
                                                                                       --------------        -------------
           Taxes:
28               Employee Withholding                                                      $1,692,651           $2,817,879
                                                                                       --------------        -------------
29               Employer Payroll Taxes                                                      $478,902             $783,965
                                                                                       --------------        -------------
30               Real Property Taxes
                                                                                       --------------        -------------
31               Other Taxes                                                                  $20,696              $41,392
                                                                                       --------------        -------------
32         Other Cash Outflows:
                                                                                       --------------        -------------
33               Network Expenses (ILEC & CLEC)                                           $20,226,962          $26,672,833
                 --------------------------------------------------------              --------------        -------------
34               Prepaid Expenses                                                             $63,183           $1,776,683
                 --------------------------------------------------------              --------------        -------------
35               Deposits                                                                      $5,793              $25,793
                 --------------------------------------------------------              --------------        -------------
36
                 --------------------------------------------------------              --------------        -------------
37
                 --------------------------------------------------------              --------------        -------------
38               Total Cash Disbursements:                                                $29,466,565          $46,872,411
                                                                                       --------------        -------------
39   Net Increase (Decrease) in Cash                                                     ($11,649,805)        ($23,620,688)
                                                                                       --------------        -------------
40   Cash Balance, Beginning of Period                                                    $19,889,976          $31,860,859
                                                                                       --------------        -------------
41   Cash Balance, End of Period                                                           $8,240,171           $8,240,171
                                                                                       ==============        =============

NorthPoint Communications, Inc.
Payments to Officers
February, 2001

                                   February               February
                                     2001              Expense Reports                  Total
                                --------------------------------------         -------------------
Michael Malaga                     33,333.34                  1,111.25                  $34,444.59
Liz Fetter                         33,333.34                    602.15                  $33,935.49
Mike Parks                         18,333.34                     36.00                  $18,369.34
Shelley Archambeau                 20,000.00                      0.00                  $20,000.00
Mike Glinsky                       20,833.34                  6,381.28                  $27,214.62
Mike MaKieve                       20,833.34                      0.00                  $20,833.34
                                ------------           ---------------         -------------------
                                  146,666.70                  8,130.68                  154,797.38
                                ============          ================         ===================

NorthPoint Communications, Inc.

February, 2001 payments on pre-petition debt

Payee Name                      Date Paid          Amount Paid
--------------------------------------------------------------

Charles Polizzotti                  2/1/2001       $   121.06

Dave Chaix                          2/1/2001       $    47.50

David Toone                         2/1/2001       $   280.00

Derk Bolton                         2/1/2001       $ 4,960.98

Emmy Heiby                          2/1/2001       $    39.00

Frank Moreno                        2/1/2001       $ 1,446.09

Gaetano Montante                    2/1/2001       $   293.26

Gerald Reeder                       2/1/2001       $    60.86

Hank Huff                           2/1/2001       $ 3,243.23

Harley Laidig                       2/1/2001       $   648.26

Jay Upadhyaya                       2/1/2001       $   498.49

Jeff Barnes                         2/1/2001       $   334.63

Jyoti Singh                         2/1/2001       $   876.10

Lisa Walberg                        2/1/2001       $   442.66

Lois Chelemedos                     2/1/2001       $ 2,478.60

Mike Anderson                       2/1/2001       $   490.00

Randy Marcus                        2/1/2001       $   494.30

Samuel Chung                        2/1/2001       $   194.72

Sharon Gallagher                    2/1/2001       $   597.00

Tim Natsch                          2/1/2001        $   91.78

Tim Peterson                        2/1/2001        $   77.12

Tony Breland                        2/1/2001        $  428.32

Vita Lewis                          2/1/2001        $  296.69

Whitey Bluestein                    2/1/2001        $1,098.05

Alejandro Bayardo                   2/6/2001        $   70.50

Christine Mailloux                  2/6/2001        $  345.00

Dean Cummings                       2/6/2001        $  123.60

John Frechette                      2/6/2001        $  176.64

Karl Cederholm                      2/6/2001        $   58.08

Kevin Maley                         2/6/2001        $  455.89

Kirk Satoh                          2/6/2001        $  165.03

Matt Going                          2/6/2001        $  500.81

Michael Lau                         2/6/2001        $  321.79

Michael McDonald                    2/6/2001        $   67.47

Mike Jones                          2/6/2001        $  240.01

Ray Solnik                          2/6/2001        $  294.70

Sean Benson                         2/6/2001        $   91.36

Shahin Bakshandeh                   2/6/2001        $1,394.10

Terra Russe                         2/6/2001        $   47.33

Thomas Smith                        2/6/2001        $  134.27

David Kings                         2/9/2001        $1,679.99

Athena Domino                      2/12/2001        $  214.75

Eric Peake                          2/12/2001       $   35.41

Albert Gabriele                     2/13/2001       $  117.00

Andrew Burke                        2/13/2001       $  303.63

Charles Drinkard                    2/13/2001       $  193.38

Harley Laidig                       2/13/2001       $   15.36

Jay Schneck                         2/13/2001       $  440.00

John Franklin                       2/13/2001       $  287.63

Julieanne Gillespie                 2/13/2001       $  225.32

Kate Pedersen                       2/13/2001       $   76.03

Sharon Lax                          2/13/2001       $   76.05

Silvio Menezes                      2/13/2001       $  272.45

Thomas Erbst                        2/13/2001       $  750.62

Timothy Peterson                    2/13/2001       $  118.47

Chris Cunningham                    2/14/2001       $  212.50

Cosmo Rotundo                       2/14/2001       $1,365.00

David Warner                        2/14/2001       $  572.77

Gabriela Montes                     2/14/2001       $  774.36

Jay Upadhyaya                       2/14/2001       $  601.58

Mike Borsetti                       2/14/2001       $1,082.11

Dave Fane                           2/16/2001       $1,468.58

Mike Glinsky                        2/16/2001       $6,381.28

David Rudd                          2/22/2001       $  665.99

Deborah Villanueva                  2/22/2001       $  155.76

Don Case                            2/22/2001       $   30.41

James Laing                         2/22/2001       $  179.40

Lupe Rivera                         2/22/2001       $   22.44

Mark Schmitt                        2/22/2001       $   99.56

Phil Law                            2/22/2001       $   21.00

Torrey Murphy                       2/22/2001       $  245.00

Mark Holt                           2/23/2001       $  362.52

Thomas Miquelon                     2/23/2001       $  441.39

Michael Bartholomew                 2/27/2001       $  176.80

Richard Buckley                     2/27/2001       $  186.05

Sam Herren                          2/27/2001       $   15.01

Terra Russe                         2/27/2001       $3,888.46

Thomas Miquelon                     2/27/2001       $  434.14

Burt Sweeney                        2/28/2001       $   46.55